SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2017

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2017, the Board of Directors (the “Board”) of Columbia Banking System, Inc. (the “Company”) appointed Eric S. Forrest to serve on the Board effective upon the consummation of the merger (the “First Merger”) of Coast Merger Sub, Inc., an Oregon corporation and a wholly wned subsidiary of the Company (“Merger Sub”), with and into Pacific Continental Corporation, an Oregon corporation (“Pacific Continental”), pursuant to the Agreement and Plan of Merger, dated as of January 9, 2017 (the “Merger Agreement”), by and among the Company, Pacific Continental and Merger Sub.

Mr. Forrest, who until his appointment to the Board will remain a director of Pacific Continental, was designated by the Company to serve on the Board until such time as a successor is duly elected and qualified or until the earlier resignation or removal. Mr. Forrest has been appointed to the Personnel and Compensation Committee of the Board. A copy of Columbia’s press release announcing the director appointment is attached hereto as Exhibit 99.1.

Mr. Forrest has served as a Director of Pacific Continental and Pacific Continental Bank since June 2014. He was a founding member of Pepsi Northwest Bottlers and previously served on its Board of Directors. Mr. Forrest chairs the Oregon Beverage Recycling Board, which he also co-founded, and is a member of the Pepsi-Cola Bottlers Association Board of Directors. Mr. Forrest holds a B.S. from Oregon State University in Organizational Communication and an MBA from Willamette University’s Atkinson School of Management.

Compensatory arrangements for Mr. Forrest will be consistent with Columbia’s previously disclosed standard arrangements for non-employee directors. Such arrangements are described in Columbia’s proxy statement for its 2017 annual meeting filed on April 13, 2017, which descriptions are incorporated herein by reference.

Item 8.01. Other Events

The information set forth under Item 5.02 is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release issued October 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2017	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ Hadley S. Robbins
Hadley S. Robbins President and Chief Executive Officer